EXHIBIT 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Post-Effective Amendment No. 5 to Registration Statement No. 333-68879 on Form N-1A of our report dated February 12, 2002 appearing in the December 31, 2001 Annual Report of Merrill Lynch Large Cap Growth Focus Fund of Mercury V.I. Funds, Inc., renamed to Merrill Lynch Large Cap Growth V.I. Fund of Mercury V.I. Funds, Inc., and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is part of such Registration Statement.

/s/ Deloitte & Touche LLP

New York, New York
April 16, 2002